EXHIBIT 23



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-112174) of American Bank Incorporated of our report dated March 3, 2006, relating to the consolidated financial statements, which appear in the Annual Report to Stockholders, which is incorporated by reference in this Annual Report on Form 10-KSB.




                                        /s/ BEARD MILLER COMPANY LLP




Beard Miller Company LLP

Reading, Pennsylvania
March 29, 2006